SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2015	Sep. 30, 2014	Sep. 30, 2013
Income Tax Authority [Line Items]
PRC federal statutory tax rate	15.00%	25.00%	25.00%
Income (Loss) before tax	$ 1,027	$ (1)	$ (5,133)
NOL carrying forward	1,027	1	(5,133)
Computed expected income tax expense	0	0	0
Non-deductible expenses	0	0	0
Effect of tax holidays	0	0	0
Income tax expenses	$ 0	$ 0	$ 0